SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): December 31, 2007

                                EPIC ENERGY RESOURCES, INC.
                                ---------------------------
                       (Name of Small Business Issuer in its charter)

      Colorado                   0-31357                     94-3363969
------------------------    -----------------      ---------------------------
(State of incorporation)  (Commission File No.)           (IRS Employer
                                                        Identification No.)

                           10655 Six Pines, Suite 210
                           The Woodlands, Texas 77380
             ------------------------------------------------------
                (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (281)-419-3742

                                       N/A
                        -------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02   Unregistered Sales of Equity Securities

      On December 31, 2007 the Company sold 1,023,001 shares of its common stock to a group of private investors for gross proceeds of $1,534,502, or $1.50 per share. The investors also received warrants which entitle the holders to purchase up to 1,023,001 shares of the Company's common stock. The warrants are exercisable at a price of $1.50 per share and expire on December 5, 2012.

      The Company relied upon the exemption provided by Section 4(2) of the Secucrities Act of 1933 in connection with the sale of the shares of common stock and warrants.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 7, 2008                   EPIC ENERGY RESOURCES, INC.



                                          By:   /s/ John Ippolito
                                                -----------------------------
                                               John Ippolito, President